Investor Presentation September 2017 Exhibit 99

Safe Harbor Statement
The following information includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended. Any and all statements regarding the Company’s expected future financial position, results of
operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans, goals and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,”
“expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of the Company’s management. The
Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include, without limitation, changes in the sales prices, product mix or levels of consumer purchases of small electric household and specialty housewares appliances; changes in consumer retail and credit markets, including the increasing volume of
transactions made
through third-party internet sellers; bankruptcy of or loss of major retail customers or suppliers; changes in costs, including transportation costs, of sourced products; delays in delivery of sourced products; changes in or unavailability of quality or cost effective suppliers; exchange rate fluctuations, changes in the import tariffs and monetary and other changes in the regulatory climate in the countries in which Hamilton Beach Brands buys, operates and/or sells products; product liability, regulatory actions or other litigation, warranty claims or returns of products; customer acceptance of, changes in costs of, or delays in the development of new products; increased competition, including consolidation within the industry; shift in consumer shopping patterns, gasoline prices, weather conditions, the level of consumer confidence and disposable income as a result of economic conditions, unemployment
rates or other events or conditions that may adversely affect the level of customer purchases of our products; changes mandated by federal, state and other regulation, including tax, health, safety or environmental legislation; decreased levels of consumer visits to brick and mortar stores; increased competition, including through online channels; shift in consumer shopping patterns, gasoline prices, weather conditions, the level of consumer confidence and disposable income as a result of economic conditions, unemployment rates or other events or conditions that may adversely affect the number of customers visiting Kitchen Collection
®
stores; changes in the sales prices, product mix or levels of consumer purchases of kitchenware and small electric appliances; changes in costs, including transportation costs, of inventory; delays in delivery or the unavailability of inventory; customer acceptance of new products; the anticipated impact of the opening of new stores, the ability to renegotiate existing leases and effectively and efficiently close under-performing stores; changes in import tariffs and monetary policies and other changes in the regulatory climate in the countries in which
Kitchen Collection operates and/or buys and sells products; and other risks identified in the Company’s Registration Statement on Form S-1 and other filings with the Securities and Exchange Commission.

Management Presenters
Supported by an executive team with an average of 29 years of experience with Hamilton Beach Brands
GREG
TREPP
President & CEO
21 years with Hamilton Beach Brands
Previously employed with Pepperidge Farm
Inc. and Young & Rubicam
JIM
TAYLOR
Vice President & CFO
34 years with Hamilton Beach Brands
Previously employed with Price Waterhouse
SCOTT
TIDEY
Sr. Vice President, North America Sales & Marketing
24 years with Hamilton Beach Brands
Previously employed with Wyeth Consumer Healthcare

HBBHC Snapshot
Hamilton Beach Brands Holding Company (NYSE: HBB)
Hamilton Beach Brands Holding Company (“HBBHC”) is a holding company for two separate businesses: consumer and commercial small appliances (“Hamilton Beach
Brands” or “HBB”) and specialty retail (“The Kitchen Collection” or “KC”)
Hamilton Beach Brands is a leading global designer, marketer and distributor of branded small electric household and specialty housewares appliances, as well as commercial products for restaurants, bars and hotels
The Kitchen Collection is a national specialty retailer of kitchenware in outlet and traditional malls throughout the U.S.
Headquartered in Glen Allen, Virginia
Approximately 1,400 employees
LTM
6/30/17
revenue
–
$740.6
million
LTM
6/30/17
EBITDA
–
$50.4
million
(1)
LTM
6/30/17
net
income
–
$27.2
million
6/30/17
net
debt
–
$48.9
million
_____________________
(1)
EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. The discussion of non-GAAP measures and the related reconciliations to GAAP measures start on page 31.

Transaction Background and Rationale

Spin-Off Transaction Summary
NACCO Industries, Inc. (“NACCO”) is planning to effect a stock spin-off of Hamilton Beach Brands
Holding Company
Distributing Company………………........................................................................................NACCO Industries, Inc. (NYSE: NC)
Distributed Company…………….............................................................Hamilton Beach Brands Holding Company (NYSE: HBB)
Distributed Securities………….......………………..……………………………100% of HBBHC Class A and Class B common stock
Distribution Ratio……………………..…One Class A and one Class B share of HBBHC for every Class A or Class B share of NC
HBBHC Total Shares Outstanding…………...................................................................................................................13.7 million
Dividend
Policy………………………..................................................................HBBHC
intends
to
pay
regular
quarterly
dividends

Focused Housewares Investment
Provides investors with a more focused, single-industry investment option
Improve Flexibility to Pursue Growth
Create greater flexibility to pursue strategic growth opportunities, such as acquisitions and joint ventures, in the housewares industry and the potential to use stock to help finance these growth opportunities
Direct Access to Capital Markets
Provide direct access to equity capital markets and greater access to debt capital markets to fund growth strategies and to establish a capital structure and dividend policy reflecting the business needs and financial position
Recruit, Motivate and Retain Employees
Strengthen the alignment of senior management incentives with the needs and performance of HBBHC through the use of equity compensation arrangements, improving the ability to motivate and retain current personnel and attract, retain and motivate additional qualified personnel
Management Focus
Reinforce management’s focus on serving each market segment and customer need, and on responding flexibly to changing market conditions and growth markets
Spin-Off Rationale
The spin-off is expected to accomplish important business objectives for HBBHC

HBBHC Overview and Strategic Objectives

Proven Business Model Drives Results
Consistent,
Market Leading Innovation
+
+
Global Platform
#1 Presence in
Key Sales Channels
+
+
Trusted, Efficient and
Low-Cost Supply Chain
Strong Performance and
Return on Capital
Iconic Brands
+
Experienced Management Team
+

Hamilton Beach
Home Motor
Here they come!
the New HAMILTON BEACH Food Mixer
...with Mixguide
the New
HAMILTON BEACH
Food Mixer
PROCTOR

The Innovation Started Over 110 Years Ago! 7

Hamilton Beach

Hamilton Beach Professional

Proctor Silex

WESTON

WOLF GOURMET

CHI

Hamilton Beach Commercial

Proctor Silex Commercial

KITCHEN COLLECTION

kitchen COLLECTION

Hamilton Beach

Proctor Silex

HBBHC is a Collection of Iconic Consumer Product Brands
_____________________
(1)
Wolf
Gourmet
®
is
a
registered
trademark
of
the
Sub-Zero
Group,
Inc.
(2)
CHI
®
is
a
registered
trademark
of
Farouk
Systems,
Inc.
(1)
(2)

Trusted
Proven
Reliable
Innovative
CONSUMER
COMMERCIAL
RETAIL

HBBHC Overview
KEY BUSINESS HIGHLIGHTS
SALES BY
GEOGRAPHY
Leading designer, marketer and distributor of branded housewares for retail and commercial applications
Strong brands with leading market share
Hamilton Beach
®
brand ranked #1 small kitchen appliance brand in U.S.
(based on units)
Strong share in Canada, Mexico and Central America and focused on growing in other international markets
Strong relationships with leading retail and e-commerce customers across diverse channels
100+ year track record of innovation and product line expansion
Broad consumer price point segmentation coverage from good to better to best
Multi-layered growth strategy includes e-commerce leadership, an increase in premium product offerings, continued international expansion, further penetration of commercial markets, expansion into adjacent categories and completion of accretive acquisitions
Highly professional and experienced management team
Strong working capital management and returns on capital
SALES BY
CATEGORY
OPERATING
PROFIT
BY
CATEGORY
2016 FINANCIAL HIGHLIGHTS

United States
84%
International
16%
Consumer /
Commercial
99%
Retail
1%
Consumer
75%
Commercial
6%
Retail
19%

Our Vision
To be the leading global supplier of branded small appliances and housewares
Our Mission
Profitable
growth
from
innovative
solutions
that
improve
everyday
living
Our Values
The Customer: Consistently meet or exceed the needs of our internal and external customers
People: Employ and develop the best
Good Thinking: Encourage and cultivate inspired thinking in all areas of our business
Ethics:
Honest,
ethical
behavior
–
always
Quality: Ensuring the quality of our products and services is our passion
Continuous Improvement: There is always a better way. Change is life
Teamwork: We help each other to succeed. We share both successes and failures
Our Environment:
We proactively manage our business in a sustainable, socially and environmentally responsible manner
Our Core Principles

“Good Thinking” Approach
At Hamilton Beach Brands,
We Practice
“Good Thinking”
Excellent Work
Environment
Consumer
Focus
Innovation
Testing, Testing,
Testing
Best-in-Class
Logistics
Trusted, Ethical
Work Smart
Quality

Comprehensive Product Portfolio Coffee Makers Kettles Toasters Irons Slow Cookers Hand Mixers Can Openers Blenders Toaster Ovens Meat Grinders Food Processors 12

Strong Portfolio of Branded Products
TOTAL PRODUCT CATEGORIES OFFERED
HBB HAS A TOP 3 BRAND IN 28 KEY HOUSEWARE CATEGORIES
47
40
33
30
28
23
18
16
Cuisinart
Oster
Black & Decker
Breville
Kitchen Aid
Sunbeam
_____________________
Source:   NPD point of sales data for the 12-month period ending July, 2017.
Air purifiers
Electric knives
Ice shavers
Rice cookers
Blenders
Espresso makers
Iced tea makers
Roaster ovens
Bread makers
Food choppers
Irons
Sandwich makers
Burners, single and double
Food processors
Jar openers
Single serve blenders
Can openers
Food steamers
Juice extractors
Skillets
Citrus juicers
Garment steamers
Kettles
Slow cookers
Coffee grinders
Griddles
Kitchen systems
Soda machines
Coffee makers, traditional drip
Grills, indoor
Meat grinders / mincers
Stand mixers
Coffee makers, single serve
Grills / griddles
Microwave ovens
Toaster ovens
Compact refrigerators
Hand blenders
Odor eliminators
Toasters
Crepe makers
Hand mixers
Pizza ovens
Vacuum sealers
Deep fryers
Hand / stand mixers
Popcorn poppers
Waffle makers
Specialty drink makers
Ice cream makers
Quesadilla makers
_____________________
Source:   NPD for the 12-month period ending August, 2017.

Consistent Innovation in New Product Development
53
37
49
51
70
58
59
58
50
67
80
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017E
HBB aggregates data from 25,000+ consumers annually to introduce new, research-driven products
HBB generated more than 30% of its revenue in the last
3 years from products that are less than 3 years old
_____________________
(1)
Excludes
product
introductions
from
The
Kitchen
Collection
and
gadget
introductions
from
Weston.
PRODUCT PLATFORM INTRODUCTIONS
(1)
SELECT 2017 PRODUCT INTRODUCTIONS
Weston Pro
®
Series
Dehydrator
Hamilton Beach
®
MultiBlend Quiet Blender
Proctor Silex
®
Panini Press & Compact Grill
Hamilton Beach
®
Commercial
Quantum Blender
HBB protects its innovations through a
robust patent renewal process

SPECIALTY RETAILERS
DEPARTMENT STORES
WAREHOUSE CLUBS
MASS MARKET RETAILERS
E-COMMERCE RETAILERS
Broad Customer Base Across Diverse Channels
E-Commerce
28%
Other
72%
2017E U.S. SALES
BY CHANNEL
HBB Believes it Has the #1 Unit Share of Small Kitchen
Appliances at the Top 2 U.S. E-Commerce Retailers
HBB Has a Diverse Base of 2,500+ Customers
GROCERY STORES
INDEPENDENT RETAILERS
1,000+
Customer Accounts
2016 SALES BY
CUSTOMER
SPORT RETAILERS

Costco
Sam’s Club
PRICESMART
Bodega Aurrera
Family Dollar
Grupo
Exito
Walmart
TARGET
JET
JD.COM
Wayfair
TMALL.COM
Amazon
KOHL’S
Liverpool
BED BATH & BEYOND
El Palacio de Hierro
BEST BUY
Macy’s
Bemol
Harrods
FAST SHOP
Sur la table
WILLIAMS-SONOMA
Academy
SPORT + OUTDOORS
Kroger
Wakefern
FOOD CORP
H.E.B
Cabela’s
DICK’S
Customer 1
Customer 2
Customer 3
Customer 4
Customer 5
Customer 6
Customer 7
Customer 8
Customer 9
Customer 10
Other
32%
10%
5%
4%
3%
2%
2%
2%
2%
1%
Other
37%

Global Infrastructure to Support HBB Objectives
Picton, Ontario
Distribution
Center
Strategically located footprint to efficiently serve customers globally
Markham, Ontario
Canada Sales and
Administration
Headquarters
Bentonville,
Arkansas
Sales Office
Richmond, Virginia
Corporate Headquarters
Sales & Marketing
Engineering
Southern Pines, North
Carolina
Service Center for Customer
Returns; Catalog Distribution
Center; Parts Distribution
Center
Mexico City, Mexico
Mexico Sales and
Administrative
Headquarters
Tultitlan, Mexico
Distribution Center
Jundiai, Sao
Paulo, Brazil
Distribution Center
Sao Paulo, Brazil
Brazil Sales and
Administrative
Headquarters
Geel, Belgium
Distribution Center
Shanghai, China
Sales Office, Engineering,
Quality Assurance
Shanghai, China
Distribution Center
Shenzhen, China
Engineering, Quality
Assurance, Operations
Distribution
Sales
Corporate HQ
Sales and Administrative HQ
Miami, Florida
Sales Office
Olive Branch,
Mississippi
Distribution Office
Seattle,
Washington
Sales Office
Minneapolis,
Minnesota
Sales Office

Market Backdrop Summary
CONSUMER
KITCHEN
APPLIANCE
MARKET BY
GEOGRAPHY
(1)
~$71 B
~$39 B
~$23 B
~$30 B
CHANNEL OVERVIEW
2017E U.S.
HOUSEWARES
SALES BY
CHANNEL
_____________________
(1)
Marketline.
(2)
NPD.

(2)
Asia-Pacific
43%
Europe
24%
United States
14%
ROW
19%
E-Commerce
25%
Other
75%
INDUSTRY GEOGRAPHIC FOOTPRINT

Tangible Growth Opportunities to Generate Attractive Returns
E-Commerce leadership
Premium Product Offerings
Adjacent Categories
Strategic Acquisitions
International Market Penetration
Commercial Product Line Expansion
Long-Term HBB Objectives (excludes KC):
Sales:
Operating Profit Margin:
$750M –
$1B
9% –
10%

9%
14%
14%
17%
21%
28%
2012
2013
2014
2015
2016
2017E
RECENT ONLINE REVIEWS
Success in Growing E-Commerce Channel
GLOBAL E-COMMERCE FOOTPRINT
Online sales of housewares is the fastest growing segment and is expected to account for 25% of U.S. industry sales in 2017
Consumers are more discriminating of products due to their ability to research products online
Consumers are increasingly focused on reviews which take into account brand reputation, product performance and safety
These habits play into HBB’s favor given the positive information available on HBB’s products online
E-commerce rewards brands, innovation and product quality above and beyond traditional brick-and-mortar retail and HBB is leveraging its strengths in these areas to execute its online growth strategy
Continue to drive sales and capture market share with the top global online retailers
Deliver best-in-class communication and promotional strategies to drive conversion
Excel in direct fulfillment business model
Expand brands into new categories to drive incremental sales
Consistently identify / evaluate new online participants to ensure maximum channel presence
HBB
U.S.
E-COMMERCE
SALES
(2012
–
2017E)
_____________________
Source:   Intelligent Eye, which compiled reviews from amazon.com, walmart.com and target.com during 2016.
HBB’s U.S. E-Commerce Sales are Expected to
Exceed the U.S. Industry Average of 25% in 2017

Brand
2016 Average Star
Total Reviews
4.1
189,137
4.1
21,536
Cuisinart
4.0
35,725
Oster
4.0
87,787
Mr. Coffee
3.9
28,244
Magic Bullet
3.9
4,106
Black & Decker
3.8
59,870
Rowenta
3.8
6,212
Delonghi
3.8
9,760
Bella
3.7
9,322

facebook
Hamilton Beach
Cut time and effort by making risotto in the rice c
new go-to fall side dish.
Risotto Sans Stirring: Rice Cooker Butternut Squash Risotto - Everyday Good Thinking
Like
Comment
Share

twitter
Much needed weeknight #sidedish inspo
via @feedfeed

Hamilton Beach
Top 5 Golden Rules of
Easy Deep Frying

EVERYDAY
Good Thinking.
Italian Stuffed Tomatoes
Mason Jar Meal: Instant Noodle Soup with Spiralized Veggies

Instagram

YouTube
3-IN-1
ELECTRIC
SPIRALIZER

Pinterest
Spiralized Potato and Egg Nests
Spicy Cucumber Salad
Spiralize
SPICY
CUCUMBER
SALAD

Multi-Initiative Marketing Strategy
HBB delivers 3 billion+ impressions annually through its marketing strategy
Advertising
Online
E-mail
Everyday
Good Thinking Blog
Facebook
Pinterest
Twitter
Instagram
YouTube
500,000+ followers
1,500+ subscribers
17,000+ followers
8,000+ followers

HamiltonBeach PROFESSIONAL

WESTON RECONNECT WITH REAL FOOD

WOLF GOURMET

CHI®

Premium Product Market Opportunity
Well-positioned to grow in the premium market
Leverage brand strength, engineering, design capabilities and commercial expertise to expand premium product offering
Expansion of Hamilton Beach
®
Professional and Weston
®
brand product lines
Robust
roadmap
of
new
product
introductions
from
Wolf
Gourmet
®
through
multi-year
agreement
with
Sub-Zero
Group,
Inc.
Wolf is a premium brand with a reputation of innovation and quality designed to create the ultimate cooking experience
Introduction
of
CHI
®
–branded
garment
care
line,
through
multi-year
licensing
deal
with
Farouk
Systems,
Inc.
CHI is a high-quality hair products brand with products that reflect education, the environment and innovation
Expand placements and share in the “Only-the-Best” high-end market with strong brands and product lines

®

Expand internationally in the emerging Asia and Latin
America markets and continue to expand in Canada and
Mexico
Target to increase international sales by concentrating on
key growth markets, including China and Brazil
o
Flexible entry model includes establishing a local
team and then working through distributors or
directly with retailers or e-commerce partners
o
Also an opportunity to grow with existing customers
as they expand into new markets
Invest in resources to identify local consumer needs /
preferences through consumer research / feedback and
introduce new products for specific markets
Leverage strength of brands and innovative products to
expand in new geographies
Commercial division has been present in global markets for
decades providing a strong platform to build upon
Selective licensing of HBB brands with high-quality partners in eight countries
International Market Opportunity
_____________________
(1)   Source: Marketline.
CONSUMER
KITCHEN
APPLIANCE
MARKET BY
GEOGRAPHY
(1)
Significant expansion opportunity for international growth
2016 HBBHC
GEOGRAPHIC
SALES MIX
$70.5 B
$39.0 B
$23.0 B
$30.4 B

United
States
84%
International
16%
Asia-Pacific
43%
Europe
24%
United
States
14%
ROW
19%

Hamilton Beach COMMERCIAL

Proctor Silex COMMERCIAL

Commercial Market Opportunity
Opportunity
to
accelerate
growth
in
the
$18
billion
global
commercial
market
(1)
Food service markets benefitting from changing demographics and shift to healthier food options
Increase in onsite food preparation driving demand for commercial appliances
Company’s commercial brand reputation for performance, reliability and differentiated products driving growth
Investing to understand customers’ unmet needs for unique solutions to build a competitive advantage
Opportunity to accelerate growth through the introduction of new product capabilities and categories
Continuing to build distribution capabilities and investing resources to establish presence in international food service market
Increasing penetration of products at global and regional chains
Commercial grade, innovative features, strong
performance and heavy-duty durability
Dependable value, commercially rated, strong
performance and durability
_____________________
(1)
Company estimate.

Expand into New Small Appliance and Adjacent Categories
Pursuing opportunities to grow outside of the small kitchen appliance category
Significant opportunity to expand outside the small kitchen appliances category
Leverage existing infrastructure and channels to introduce adjacent products
E-commerce channel enhances ability to successfully add new products
Introducing new products in both consumer and commercial markets
Compact
Refrigerators
Coffee Airpots
Kitchen Scales
Commercial
Chamber Sealers
Buffet Servers

Acquisition Growth Strategy
Large, global housewares market that is highly fragmented
Competitive market position that gives HBB potential to
increase share / enter new product categories
Opportunity in current consumer space, new consumer
categories or commercial
Strong brand and / or channel presence
International presence / focus with differentiated customer base
E-commerce expands acquisition opportunities, as the platform makes it easier to present new products
Accelerate growth and margins
Highly-accretive when layered into current business model
Meet or exceed return on capital targets
“We are thrilled to welcome the Weston team and their
consumers and vendors to the Hamilton Beach Brands family. Through the combination of the highly talented Weston organization along with our own dedicated employees, we believe we can achieve significant opportunities for future growth and profitability in line with our strategic initiatives”
Product expansion opportunity within existing product categories and beyond HBB’s small kitchen and commercial appliance business
ATTRACTIVE MARKETS
TARGET PROFILE
VALUE CREATION
HBBHC will be a more attractive acquirer as its own entity
Value Drivers for HBB
Incremental access to new consumer
markets such as outdoor enthusiast
and farm-to-table and also retail
channels such as sporting goods
Expands distribution capabilities for
existing HBB brands

-
Greg Trepp
December  2014

kitchen COLLECTION®

KITCHEN COLLECTION
KITCHEN
KITCHEN
kitchen
KITCHEN COLLECTION
kitchen

The Kitchen Collection Strategy
209 stores as of June 30, 2017 strategically located primarily in outlet malls across the U.S.
Meet the challenge of a difficult environment and evolve aggressively in a constructive manner, focusing on the outlet mall segment
Outlet malls have a sustainable presence and Kitchen Collection is the leading housewares player in outlet malls
Optimize store portfolio with stores in strong outlet malls in well-positioned locations and exit stores that do not generate acceptable returns
Average lease duration expected to be 12 months or less for two-thirds of stores by the end of 2018
Substantial progress has already been made and in a manner that has minimized financial impact on the business
Focus on comparable store sales growth through:
Enhancing customers’ store experience through improved customer interactions to generate greater average sales transaction size
Working to enhance sales volume and profitability by improving closure rates through continued refinement of product offerings, merchandise mix and store displays and appearances
Continued focus on gross margin, profit and cash flow improvement areas
Emphasis on increasing sales of higher-margin products
Maintain inventory efficiency and store inventory controls
Ongoing merchandising improvements through use of highly analytical merchandising skills and disciplined operating controls

Consolidated Financial Overview

REVENUE
Historical Financial Highlights
($ in millions)
$621.0
$605.2
$604.1
2015
2016
LTM June 2017
EBITDA
(1)
$38.0
$46.9
$49.0
2015
2016
LTM June 2017
$151.0
$144.4
$139.9
2015
2016
LTM June 2017
$1.6
$1.9
$1.3
2015
2016
LTM June 2017
_____________________
(1)
Excludes potential incremental standalone costs. EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. The discussion of non-GAAP measures and the related reconciliations to GAAP measures start on page 31.
(2)
HBBHC financials net of eliminations.
($ in millions)
$767.9
$745.4
$740.6
2015
2016
LTM June 2017
$40.3
$48.8
$50.4
2015
2016
LTM June 2017
% of Revenue:  6.1%                         7.7%                         8.1%
% of Revenue:  1.1%                         1.3%                         0.9%
% of Revenue:  5.2%                         6.5%                         6.8%
(2)

2015
2016
June 2017
Net Income
$19.7
$26.2
$27.2
EBITDA
40.3
48.8
50.4
Cash and Cash Equivalents
16.8
11.3
5.3
Consolidated Debt
58.4
38.7
54.3
Net Debt
41.6
27.4
49.0
Consolidated Debt / EBITDA
1.4x
0.8x
1.1x
Net Debt / EBITDA
1.0x
0.6x
1.0x
Consolidated Equity
$82.8
$65.1
$63.0
Debt to Total Capitalization
41.4%
37.3%
46.3%
Capital Structure and Return on Capital
FLEXIBLE CAPITAL STRUCTURE (HBBHC)
19.1%
30.5%
33.4%
2015
2016
LTM June 2017
ATTRACTIVE ROTCE (HBB)
_____________________
(1)
Net Income and EBITDA represent last twelve months as of June 2017.
(2)
Leverage doesn’t reflect impact from planned dividend.
(3)
EBITDA, Debt to Total Capitalization and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. The discussion of non-GAAP measures and the related reconciliations to GAAP measures start on page 31.
Prior to the spin, HBBHC intends to distribute a $35 million dividend to NACCO, an acceleration of a previously planned dividend expected to be paid in Q4 2017
(1)
(3)
(2)
(2)
(3)

(3)

Company Outlook
KC OUTLOOK
HBB OUTLOOK
U.S. and Canadian consumer markets for small appliances during H2 2017 expected to be comparable to H2 2016, as sales continue to shift from in-
store channels to online
HBB will continue to focus on strengthening its market position with new products across various categories and brands; H2 2017 sales and net income are expected to be higher than levels seen in H2 2016
Longer term, HBB will continue to focus on improving return on sales through scale derived from market growth and strategic initiatives along with leveraging KC’s infrastructure for future operations
Declining consumer traffic to physical retail locations and reduced in-store transactions are reducing KC’s target consumers’ spending on housewares in mall locations
Given the market backdrop, KC expects financial performance to decline during H2 2017 compared to H2 2016
Going forward, KC will aggressively manage its store portfolio with a focus on a defined profitable product line at more favorable mall locations; the
Company believes its small core store portfolio is well positioned to take advantage of a market turnaround

HBBHC expects to incur up to $2.5 million of spin-related costs in Q3 2017

Key Investment Highlights

Strong Core Business Model
Leading Global Market Share in Branded Housewares
Strong Cash Flows and ROTCE
Global Sourcing and Distribution Platform
Broad Customer Base
Comprehensive Product Offering
Experienced Management Team
Iconic Brands Known Globally
Leading Provider to the Growing E-Commerce Market
Multi-Layered Growth Strategy
Increase in Premium Product Offerings
Continued International Expansion
Further Penetration of Commercial Markets
Expansion into Adjacent Markets
Complete Accretive Acquisitions
Business Growth will Drive Further Economies of Scale
E-Commerce Leadership

Appendix

Non-GAAP Disclosure
EBITDA
is
defined
as
net
income
before
income
taxes
plus
interest
expense,
interest
income
and
depreciation
and
amortization
expense;
Debt
to
Total
Capitalization
is
defined
as
consolidated
debt
divided
by
consolidated
debt
plus
consolidated
equity;
Net
debt
is
defined
as
total
debt
less
cash
and
cash
equivalents;
and
Return
on
capital
employed
is
defined
as
net
income
before
interest
expense,
after
tax
divided
by
LTM
average
capital
employed.
LTM
average
capital
employed
is
defined
as
LTM
average
equity
plus
LTM
average
debt
less
LTM
average
cash.

This presentation contains non-GAAP financial measures. Included in this presentation are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. generally accepted accounting principles ("GAAP").
EBITDA is a measure of net income (loss) that differs from financial results measured in accordance with GAAP.
EBITDA, debt to total capitalization, net debt and return on capital employed in this presentation are provided
solely
as
supplemental
non-GAAP
disclosures
of
operating
results.
Management
believes
these
non-GAAP
financial
measures assist investors in understanding the results of operations of Hamilton Beach Brands Holding Company and its subsidiaries.  In addition, management evaluates results using these non-GAAP financial measures.
Hamilton
Beach
Brands
Holding
Company
defines
non-GAAP
measures
as
follows:
For reconciliations from GAAP measurements to non-GAAP measurements see pages 32 and 33.

Hamilton Beach

kitchen COLLECTION

Hamilton Beach BRANDS

Non-GAAP EBITDA Reconciliation
($ in millions)
Note: EBITDA is provided solely as a supplemental disclosure. EBITDA does not represent net income, as defined by U.S. GAAP and should not be considered as a substitute for net income, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before income tax provision, plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Calculation of EBITDA
Net income
$19.7
$26.2
$27.2
Income tax provision
12.3
15.0
15.6
Interest expense
2.0
1.4
1.5
Interest income
0.0
0.0
(0.0)
Depreciation and amortization expense
6.3
6.2
6.1
EBITDA
$40.3
$48.8
$50.4
Calculation of EBITDA
Net loss
($0.4)
($0.3)
($0.6)
Income tax provision
0.4
0.5
0.3
Interest expense
0.1
0.2
0.2
Interest income
0.0
0.0
0.0
Depreciation and amortization expense
1.5
1.5
1.4
EBITDA
$1.6
$1.9
$1.3
Year Ended December 31,
2015
2016
LTM June 2017
Calculation of EBITDA
Net income
$19.7
$26.6
$27.8
Income tax provision
11.8
14.5
15.3
Interest expense
1.8
1.1
1.2
Interest income
(0.1)
0.0
(0.0)
Depreciation and amortization expense
4.8
4.7
4.7
EBITDA
$38.0
$46.9
$49.0

Capitalization and ROTCE Reconciliation
($ in millions)
CAPITALIZATION (HBBHC)
ROTCE (HBB)
(1)
_____________________
(1)
Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash. Return on capital employed is a non-GAAP measure and should not be considered in isolation or as a substitute for a GAAP measure.
(2)
Tax rate of 38% represents the Company’s target marginal tax rate.
(2)
(2)
(2)

2015
2016
June 2017
Consolidated Debt
$58.4
$38.7
$54.3
Plus: Consolidated Equity
82.8
65.1
63.0
Total Capitalization
$141.2
$103.8
$117.3
Debt to Total Capitalization
41.4%
37.3%
46.3%
2015
Average Equity (12/31/2014 and each of 2015's quarter ends)
$51.5
Average Debt (12/31/2014 and each of 2015's quarter ends)
58.9
Average Cash (12/31/2014 and each of 2015's quarter ends)
(1.4)
Total 2015 average capital employed
$109.0
2015 Net Income, as reported
19.7
Plus: 2015 Interest expense, net
1.8
Less: Income taxes on 2015 interest expense at 38%
(0.7)
Actual return on capital employed = actual net income before interest expense, net, after tax
20.8
Actual return on capital employed percentage
19.1%
2016
Average Equity (12/31/2015 and each of 2016's quarter ends)
$52.0
Average Debt (12/31/2015 and each of 2016's quarter ends)
40.2
Average Cash (12/31/2015 and each of 2016's quarter ends)
(2.6)
Total 2016 average capital employed
$89.5
2016 Net Income, as reported
26.6
Plus: 2016 Interest expense, net
1.2
Less: Income taxes on 2016 interest expense at 38%
(0.5)
Actual return on capital employed = actual net income before interest expense, net, after tax
27.3
Actual return on capital employed percentage
30.5%
Trailing 12 Months, June 2017
Average Equity (6/30/17, 3/31/17, 12/31/16, 9/30/16, 6/30/16)
$50.4
Average Debt (6/30/17, 3/31/17, 12/31/16, 9/30/16, 6/30/16)
39.1
Average Cash (6/30/17, 3/31/17, 12/31/16, 9/30/16, 6/30/16)
(4.2)
Total Trailing 12 months average capital employed
$85.3
Trailing 12 Months Net Income, as reported
27.8
Plus: Trailing 12 months Interest expense, net
1.2
Less: Income taxes on Trailing 12 months interest expense at 38%
(0.5)
Actual return on capital employed = actual net income before interest expense, net, after tax
28.5
Actual return on capital employed percentage
33.4%